                                                                     EXHIBIT 4.3


                           AMERICAN BANK NOTE COMPANY
                             55TH and SANSOM STREET
                             PHILADELPHIA, PA 19139
                                 (215) 764-8600
                       SALES:  B. WARNER: 1-708-599-0404
                        HOME 12/LIVE JOBS/T/TAYLOR 74119

               PRODUCTION COORDINATOR: SUE MCNAMEE: 215-764-8613
                              PROOF AUGUST 5, 2002
                            TAYLOR CAPITAL GROUP, INC.
                                   H 74119 FC
                            OPERATOR:            JW
                                     REV. 1

COUNTERSIGNED AND REGISTERED:
                     LASALLE BANK NATIONAL ASSOCIATION
                                          TRANSFER AGENT AND REGISTRAR

BY

                                                  AUTHORIZED SIGNATURE



                     COMMON STOCK         COMMON STOCK

     Number                                                         Shares

    TCG

                               TAYLOR CAPITAL GROUP


                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE                         CUSIP 876851 10 6

  THIS CERTIFIES THAT



  IS THE RECORD HOLDER OF

        FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01
                           PAR VALUE PER SHARE, OF

                           TAYLOR CAPITAL GROUP, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:

/s/ John Christopher Alstrin [TAYLOR CAPITAL GROUP, INC. /s/ Jeffrey W Taylor
                                      DELAWARE
   CHIEF FINANCIAL OFFICER         CORPORATE SEAL]      CHAIRMAN OF THE BOARD
       AND SECRETARY                                AND CHIEF EXECUTIVE OFFICER



THIS COLOR PROOF IS NOT A TRUE REPRESENTATION OF THE ACTUAL DOCUMENT. COLORS SELECTED FOR PRINTING WILL FOLLOW:
FOUR COLOR PROCESS, PMS COLORS FOR INTAGLIO.

                           TAYLOR CAPITAL GROUP, INC.

     The Corporation will furnish without charge, to each stockholder who so requests, a copy of the provisions setting forth the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

                                ----------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
 JT TEN - as joint tenants with
          right of survivorship and
          not as tenants in common

UNIF GIFT MIN ACT - _________________________ Custodian ____________________
                             (Cust)                            (Minor)
                    under Uniform Gifts to Minors

                    Act ____________________________________________________
                                             (State)

 UNIF TRF MIN ACT - _________________________ Custodian (until age ________)
                             (Cust)

                    _______________________________ under Uniform Transfers
                             (Minor)

                    to Minors

                    Act ____________________________________________________
                                             (State)

    Additional abbreviations may also be used though not in the above list.

For Value received, ___________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                     |
|_____________________________________|_________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________________   X _____________________________________________

                                 X _____________________________________________
                                   NOTICE: THE SIGNATURES(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

BY


_________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.



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AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR: SUE McNAMEE:
55TH and SANSOM STREET                                              215-764-8613
PHILADELPHIA, PA 19139                      PROOF AUGUST 2, 2002
(215) 764-8600                              TAYLOR CAPITAL GROUP, INC.
SALES: B. WARNER: 1-708-599-0404            H 74119 bk
HOME 12/LIVE JOBS/T/TAYLOR 74119            OPERATOR:  JW
                                            NEW
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